Exhibit 99.1

CURTISS-WRIGHT FILES PRELIMINARY PROXY STATEMENT IN CONNECTION WITH ANNUAL MEETING

Discloses Receipt of Nominations from Saddle Point

DAVIDSON, N.C. – March 2, 2022 – Curtiss-Wright Corporation (NYSE: CW) (“Curtiss-Wright” or the “Company”) today filed a preliminary proxy statement, together with a preliminary form of WHITE proxy card, with the U.S. Securities and Exchange Commission (“SEC”) in connection with preparing for the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). SEC rules require that the Company file preliminarily in light of the Company having received, as described in the preliminary filing, formal notice from Saddle Point Management, L.P. (together with its affiliates, “Saddle Point”), which disclosed beneficial ownership of approximately 0.298% of Curtiss-Wright’s outstanding shares as of January 31, 2022, that Saddle Point intends to nominate four individuals to stand for election to the Curtiss-Wright Board of Directors at the Annual Meeting.

The Company commented: “Members of our Board and management team have engaged extensively with Saddle Point and thoroughly considered its ideas and perspectives. We are filing this preliminary proxy today in order to maintain our normal cadence for our Annual Meeting. We are open minded and believe that our Pivot to Growth strategy has us on the right track to deliver strong value for our stockholders. We urge Saddle Point to withdraw its nominees and return to a constructive dialogue, so we can focus on executing our plans and capturing the significant growth and stockholder value creation opportunities ahead.”

Highlights of the filing include:

a.The Curtiss-Wright Board is nominating 10 highly qualified directors to stand for reelection at the Annual Meeting. The Curtiss-Wright nominees are a diverse group of individuals, with public company and senior executive experience, who collectively bring a broad range of expertise in areas relevant to Curtiss-Wright’s businesses, including the defense, aerospace, commercial and technology industries. The Board regularly reviews its composition to ensure a balance of continuity and fresh perspectives. As a result, five of Curtiss-Wright’s ten directors have joined the Board over the last five years. The Board is active, deeply engaged and shares the management team’s focus on positioning the Company for sustainable, long-term profitable growth and a robust capital deployment framework.
b.The Company is successfully executing its Pivot to Growth strategy to drive stockholder value. As part of this strategy the Company is taking a disciplined approach to M&A, investing in R&D to fuel its innovation pipeline, driving operational excellence and efficiency, and returning capital to stockholders. The Company’s strong 2021 financial results demonstrate that the strategy is working, as the Company delivered record operating margin of 17%, strong free cash flow, tremendous order growth and returned a record amount of capital to stockholders, including share repurchases of $350 million in 2021 and approximately $1 billion of repurchases since 2016, including at least $50 million planned for 2022.

c.Curtiss-Wright has a strong track record of stockholder value creation. Since Lynn Bamford became President and Chief Executive Officer on January 1, 2021 through the close of yesterday’s trading, Curtiss-Wright’s total stockholder return of 32% has significantly outperformed its proxy peers and the S&P 400. Curtiss-Wright recently completed a comprehensive review of its proxy peers and has included additional defense companies to better reflect Curtiss-Wright’s current mix of business. Since January 1, 2021, the median total stockholder return for Curtiss-Wright’s proxy peers was 6%, and the total stockholder return for the S&P 400 was 13%.
d.The Board and management team regularly review Curtiss-Wright’s portfolio of businesses with a view to enhance stockholder value and believes its combined portfolio is a key differentiator. Curtiss-Wright’s ability to leverage the technology, strength and resiliency of its integrated portfolio, underpinned by long-term stability in its defense business and agility in its commercial business, ensures steady and sustained free cash flow to drive our capital allocation strategy. Consistent with its Pivot to Growth strategy, the Company expects that moving forward, its portfolio will continue to reflect an increasing percentage of Defense, as evidenced by six of the last seven acquisitions, including the recently announced planned acquisition of the Safran arresting systems business, as well as our recent divestitures of non-Defense businesses.
e.The Company has engaged with Saddle Point and thoroughly evaluated Saddle Point’s perspective on the Company. Curtiss-Wright regularly engages with its stockholders and members of Curtiss-Wright’s management team and Board have held numerous discussions with Saddle Point over the last two years. During these discussions, Saddle Point has been highly complimentary of the Curtiss-Wright management team and the financial performance of the Company. We are disappointed that Saddle Point has informed the Company that it intends to pursue the path of a contested election rather than continue to engage constructively with the Company.
f.The Board reviewed Saddle Point’s director nominees and determined that adding them to the Board is not in the best interest of stockholders. Members of the Board’s Directors and Governance Committee reviewed the information submitted by Saddle Point regarding its four nominees and interviewed two of Saddle Point’s proposed director candidates. Following this robust review, the Board determined that the Saddle Point nominees do not bring strengths to the Board that would merit replacing any of the existing directors.

The date of the 2022 Annual Meeting has not yet been announced. The Curtiss-Wright Board notes that stockholders are not required to take any action at this time and recommends that stockholders defer making any voting decisions until they receive definitive proxy materials from the Company.

Moelis & Company LLC is serving as financial advisor, and Simpson Thacher & Bartlett LLP is serving as legal advisor to the Company.

About Curtiss-Wright Corporation

Curtiss-Wright Corporation (NYSE:CW) is a global integrated business that provides highly engineered products, solutions and services mainly to Aerospace & Defense markets, as well as critical technologies in demanding Commercial Power, Process and Industrial markets. We leverage a workforce of 7,800 highly skilled employees who develop, design and build what we believe are the best engineered solutions to the markets we serve. Building on the heritage of Glenn Curtiss and the Wright brothers, Curtiss-Wright has a long tradition of providing innovative solutions through trusted customer relationships. For more information, visit www.curtisswright.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (a) projections of or statements regarding return on investment, future earnings, interest income, sales, volume, other income, earnings or loss per share, growth prospects, capital structure, liquidity requirements and other financial terms, (b) statements of plans and objectives of management, (c) statements of future economic performance and potential impacts from COVID-19, including the impacts to supply and demand, and measures taken by governments and private industry in response, (d) the effect of laws, rules, regulations, new accounting pronouncements, and outstanding litigation on the Company’s business and future performance, and (e) statements of assumptions, such as economic conditions underlying other statements. Such forward-looking statements can be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intend,” “may,” “might,” “outlook,” “potential,” “predict,” “should,” “will,” as well as the negative of any of the foregoing or variations of such terms or comparable terminology, or by discussion of strategy. No assurance may be given that the future results described by the forward-looking statements will be achieved. While the Company believes these forward-looking statements are reasonable, they are only predictions and are subject to known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, which could cause actual results, performance, or achievement to differ materially from anticipated future results, performance, or achievement expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, a reduction in anticipated orders, an economic downturn, changes in the competitive marketplace and/or customer requirements, a change in government spending, an inability to perform customer contracts at anticipated cost levels, the impact of a global pandemic or national epidemic, other factors that generally affect the business of aerospace, defense contracting, electronics, marine, and industrial companies, and the occurrence of any event, change or other circumstances that could give rise to disruption to the Company’s stock price, and the costs, fees, expenses and charges related to, and the distraction of management’s attention in connection with, any proxy contest or other stockholder related or similar matters, as well as those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, prior and future filings with the SEC and other written and oral statements made or released by the Company. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of this press release, and the Company assumes no obligation to update forward-looking statements to reflect actual results or changes in or additions to the factors affecting such forward-looking statements after the date of this press release.

Additional Information and Where to Find It

The Company intends to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the 2022 Annual Meeting (the “Proxy Statement”). Details concerning the nominees of the Company’s Board for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE

COMPANY’S DEFINITIVE PROXY STATEMENT, ANY SUPPLEMENTS THERETO AND THE ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the Proxy Statement (when it becomes available) and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. Copies will also be available free of charge in the Investor Relations section on the Company’s website at www.curtisswright.com.

Participants in the Solicitation

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 Annual Meeting. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the 2022 Annual Meeting. Information regarding the Company’s directors and executive officers is available in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 24, 2022 and its most recent definitive proxy statement on Schedule 14A filed with the SEC on March 24, 2021 (the “2021 Proxy Statement”). To the extent holdings of the Company’s securities by such participants reported in the 2021 Proxy Statement have changed, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.